UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2015

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

https://twitter.com/zillowgroup

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 2, 2015, Zillow Group, Inc. (the “Company”), Market Leader, Inc., a Washington corporation and an indirect wholly-owned subsidiary of the Company (“ML, Inc.”), Market Leader, LLC d/b/a Market Leader, LLC of Nevada, a Nevada limited liability company and an indirect wholly-owned subsidiary of the Company (together with ML, Inc., “Market Leader”), Constellation Homebuilder Systems, Corp., an Ontario corporation (“Constellation Canada”) and Constellation Web Solutions Inc., a Delaware corporation (together with Constellation Canada, the Perseus Division or Constellation), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) providing for the sale to Constellation of the Company’s Market Leader business, including the Sharper Agent service and the Leads Direct, HouseValues and JustListed lead generation businesses.

Pursuant to the terms and subject to the conditions of the Asset Purchase Agreement, Constellation will acquire substantially all of the assets of the Company’s Market Leader business and assume certain related liabilities, including, without limitation, the Company’s Bellevue, Washington operating lease (the “Transaction”). The total purchase price in the Transaction is $23,000,000, subject to adjustment based on the value of Market Leader’s net tangible assets at closing, payable in cash.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties, as well as conditions to closing, including, among other things, receipt of certain third party consents and absence of a material adverse effect on Market Leader. The Transaction is expected to close by the end of 2015.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on September 3, 2015 regarding the Transaction is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information in this Item 7.01 of Current Report on Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated September 3, 2015 entitled “Zillow Group Announces Sale of Market Leader to the Perseus Division of Constellation Software” issued by Zillow Group, Inc. on September 3, 2015.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding timing and closing of the Transaction. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties and actual results may differ materially from the results anticipated in the forward-looking statements. Factors that may contribute to such differences include, but are not limited to, the ability to obtain the required consents and approvals to close the Transaction and to satisfy the other closing conditions. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2015	ZILLOW GROUP, INC.

	By:	/s/ Kathleen Philips
	Name:	Kathleen Philips
	Title:	Chief Financial Officer, Chief Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 3, 2015 entitled “Zillow Group Announces Sale of Market Leader to the Perseus Division of Constellation Software” issued by Zillow Group, Inc. on September 3, 2015.